Exhibit 99.1

Stitch Fix Announces Fourth Quarter and Full Fiscal Year 2021 Financial Results

SAN FRANCISCO, September 21, 2021 (GLOBE NEWSWIRE) -- Stitch Fix, Inc. (NASDAQ:SFIX), the leading online personal shopping and styling service, has released its financial results for the fourth quarter and full fiscal year 2021 ended July 31, 2021.

Stitch Fix CEO Elizabeth Spaulding said, “In Q4 we delivered $571 million in net revenue, reflecting 29% year-over-year growth, helping us cross $2 billion in annual net revenue for the first time. These results reflect strong performance across our business, in Women’s, Kids and the UK. Today, we are proud to serve almost 4.2 million clients, and with the launch of Stitch Fix Freestyle in August we are significantly increasing our addressable market and we’re energized by the opportunity ahead. As we look forward, we are focused on continuing to expand and transform our offering, and drive awareness of Stitch Fix as the destination for personalized shopping, styling and inspiration, leveraging our unique combination of data science, and creative human judgement.”

Fourth Quarter Key Metrics and Financial Highlights
•Net revenue of $571.2 million, an increase of 29% year over year
•Active clients of 4,165,000, an increase of 643,000 or 18% year over year
•Net revenue per active client of $505, an increase of 4% year over year
•Net income of $21.5 million and diluted earnings per share of $0.19
•Adjusted EBITDA of $55.4 million
Full Year Financial Highlights
•Net revenue of $2.1 billion, an increase of 22.8% year over year
•Net loss of $8.9 million and diluted loss per share of $0.08
•Adjusted EBITDA of $64.9 million
Business Highlights
•Delivered strong top line revenue growth, driven by momentum in Women’s Fix, outsized growth in Kids and the UK, and continued acceleration in our Freestyle channel
•Drove positive trends in client engagement and retention, with keep rates reaching all time highs, client churn rates ending the year at all time lows, and revenue per active client above $500 for the first time
•Continued to evolve the client experience across Fix, and direct buy (now Freestyle); released numerous feature enhancements such as expanded branded shops, and rolled out Fix Preview to 100% of our Men’s and Women’s clients. As of August, Freestyle is open to everyone
•Delivered strong adjusted EBITDA, driven by outperformance in revenue, as well as all time high gross margins, achieved through gains in product margins and efficiency in transportation costs
Financial Outlook
Our financial outlook for the first quarter of fiscal 2022, which ends on October 30, 2021, is as follows:

Q1’22
Net Revenue	$560 million - $575 million	14.0% - 17.0% YoY growth
Adjusted EBITDA	$15 million - $20 million	2.7% - 3.5% margin

Our financial outlook for fiscal year 2022, which ends on July 30, 2022, is as follows:

FY’22
Net Revenue	> 15.0% YoY growth
Adjusted EBITDA	> 2.0% margin
Conference Call and Webcast Information
Elizabeth Spaulding, Chief Executive Officer of Stitch Fix, and Dan Jedda, Chief Financial Officer of Stitch Fix, will host a conference call at 2:00 p.m. Pacific Time today to discuss the Company’s financial results and outlook. A live webcast will be accessible on Stitch Fix’s investor relations website at investors.stitchfix.com. Interested parties can also access the call by dialing 800-458-4121 in the U.S. or 323-794-2093 internationally, and entering conference code 7087675.
A telephonic replay will be available through Tuesday, September 28, 2021, at 888-203-1112 or 719-457-0820, passcode 7087675. An archive of the webcast conference call will be available shortly after the call ends at https://investors.stitchfix.com.
About Stitch Fix, Inc.
Stitch Fix is the world's leading online personalized shopping experience. Our unique business model combines the human touch of expert stylists with the precision of advanced data science. Since our founding in 2011, we’ve served as a trusted style partner to millions of people, helping adults and kids get dressed every day feeling like their best selves. The Stitch Fix team is building a transformative and inclusive ecommerce model, an ecosystem of shopping experiences based on convenience and guided discovery that makes it radically simple and delightful for customers to discover and buy what they love. For more, visit https://www.stitchfix.com.
Forward-Looking Statements
This press release, the related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our expectations for future financial performance, including our profitability and long-term targets; guidance on financial results for the first quarter and full year of 2022; the momentum of our business; the rate of client migration to our offering; the forecasted continued and lasting shift to online shopping and our ability to capture market share; our expectation that the overall demand for apparel will increase as the broader environment normalizes; our expected conversion and retention of new and existing clients; the success of and opportunity related to our Freestyle offering; our ability to enhance and broaden Freestyle through additional brands, assortment, price points, and client-facing features; that our new product features, such as Freestyle and Fix preview will drive deeper client adoption; that Freestyle will expand our ecosystem and fuel client acquisition by unlocking the full addressable apparel market; our ability to expand our client base and increase wallet share; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize our service and offerings; our ability to invest significantly in our infrastructure to enable new inventory models; that our Active, Athleisure and Lounge apparel categories will be an engine of growth; our ability to scale our branded shops; that our investments will allow us to maximize our working capital efficiency; our advertising and marketing plans, including opening up new marketing channels, and whether our marketing investments will pay off in future quarters; our ability to broaden our assortment and partner with notable brands; and our ability to create new exclusive brands that appeal to clients. These statements involve substantial risks and uncertainties, including risks and uncertainties related to the ongoing COVID-19 pandemic, our responses to the pandemic, the responses of our clients, competitors, suppliers, governmental authorities, and public health officials; our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to our inventory; risks related to our supply chain, sourcing of materials and shipping of merchandise; risks related to international operations; and other risks described in the filings we make with the SEC. Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended May 1, 2021. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.

Stitch Fix, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(In thousands, except share and per share amounts)

	July 31, 2021	August 1, 2020
Assets
Current assets:
Cash and cash equivalents	$129,785	$143,455
Short-term investments	101,546	143,037
Inventory, net	212,294	124,816
Prepaid expenses and other current assets	50,512	32,723
Income tax receivable	27,667	22,279
Total current assets	521,804	466,310
Long-term investments	59,035	95,097
Income tax receivable, net of current portion	27,054	742
Property and equipment, net	86,959	70,369
Operating lease right-of-use assets	118,565	132,615
Other long-term assets	5,732	4,296
Total assets	$819,149	$769,429
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$73,499	$85,177
Operating lease liabilities	25,702	24,333
Accrued liabilities	99,028	77,590
Gift card liability	9,903	8,590
Deferred revenue	18,154	13,059
Other current liabilities	2,027	3,406
Total current liabilities	228,313	212,155
Operating lease liabilities, net of current portion	121,623	140,175
Other long-term liabilities	8,364	16,062
Total liabilities	358,300	368,392
Stockholders’ equity:
Class A common stock, $0.00002 par value	1	1
Class B common stock, $0.00002 par value	1	1
Additional paid-in capital	416,755	348,750
Accumulated other comprehensive income (loss)	3,411	2,728
Retained earnings	40,681	49,557
Total stockholders’ equity	460,849	401,037
Total liabilities and stockholders’ equity	$819,149	$769,429

Stitch Fix, Inc.
Condensed Consolidated Statements of Operations and Comprehensive Income (Loss)
(Unaudited)
(In thousands, except share and per share amounts)

	For the Three Months Ended		For the Fiscal Year Ended
	July 31, 2021	August 1, 2020	July 31, 2021	August 1, 2020
Revenue, net	$571,159	$443,408	$2,101,258	$1,711,733
Cost of goods sold	305,707	244,298	1,153,622	957,523
Gross profit	265,452	199,110	947,636	754,210
Selling, general, and administrative expenses	244,710	213,377	1,010,997	805,874
Operating income (loss)	20,742	(14,267)	(63,361)	(51,664)
Interest (income) expense	(363)	(1,033)	(2,610)	(5,535)
Other (income) expense, net	449	162	366	1,593
Income (loss) before income taxes	20,656	(13,396)	(61,117)	(47,722)
Provision (benefit) for income taxes	(812)	31,071	(52,241)	19,395
Net income (loss)	$21,468	$(44,467)	$(8,876)	$(67,117)
Other comprehensive income (loss):
Change in unrealized gain (loss) on available-for-sale securities, net of tax	(153)	(247)	(1,503)	822
Foreign currency translation	288	1,460	2,186	2,093
Total other comprehensive income (loss), net of tax	135	1,213	683	2,915
Comprehensive income (loss)	$21,603	$(43,254)	$(8,193)	$(64,202)
Net income (loss) attributable to common stockholders:
Basic	$21,468	$(44,467)	$(8,876)	$(67,117)
Diluted	$28,012	$(44,467)	$(8,876)	$(67,117)
Earnings (loss) per share attributable to common stockholders:
Basic	$0.20	$(0.44)	$(0.08)	$(0.66)
Diluted	$0.19	$(0.44)	$(0.08)	$(0.66)
Weighted-average shares used to compute earnings (loss) per share attributable to common stockholders:
Basic	107,526,693	103,278,240	105,975,403	102,383,282
Diluted	115,439,429	103,278,240	105,975,403	102,383,282

Stitch Fix, Inc.
Condensed Consolidated Statements of Cash Flow
(Unaudited)
(In thousands)

	For the Fiscal Year Ended
	July 31, 2021	August 1, 2020
Cash Flows from Operating Activities
Net income (loss)	$(8,876)	$(67,117)
Adjustments to reconcile net income (loss) to net cash provided (used in) operating activities:
Deferred income taxes and valuation allowance	64	22,880
Inventory reserves	8,875	8,828
Stock-based compensation expense	100,696	67,530
Depreciation, amortization, and accretion	29,929	22,617
Other	(3,632)	882
Change in operating assets and liabilities:
Inventory	(96,056)	(15,222)
Prepaid expenses and other assets	(20,096)	(140)
Income tax receivables	(31,700)	(6,543)
Operating lease right-of-use assets and liabilities	(1,818)	394
Accounts payable	(12,385)	(5,520)
Accrued liabilities	22,011	8,297
Deferred revenue	5,082	1,054
Gift card liability	1,313	1,357
Other liabilities	(9,082)	3,580
Net cash provided by (used in) operating activities	(15,675)	42,877
Cash Flows from Investing Activities
Purchases of property and equipment	(35,256)	(30,207)
Purchases of securities available-for-sale	(173,726)	(248,318)
Sales of securities available-for-sale	104,501	36,587
Maturities of securities available-for-sale	143,574	171,477
Net cash provided by (used in) investing activities	39,093	(70,461)
Cash Flows from Financing Activities
Proceeds from the exercise of stock options, net	25,932	12,078
Payments for tax withholding related to vesting of restricted stock units	(64,316)	(12,819)
Issuance costs on revolving credit facility	(501)	(694)
Net cash provided by (used in) financing activities	(38,885)	(1,435)
Net increase (decrease) in cash and cash equivalents	(15,467)	(29,019)
Effect of exchange rate changes on cash	1,797	1,542
Cash and cash equivalents at beginning of period	143,455	170,932
Cash and cash equivalents at end of period	$129,785	$143,455
Supplemental Disclosure
Cash paid for income taxes	$461	$365
Supplemental Disclosure of Non-Cash Investing and Financing Activities:
Purchases of property and equipment included in accounts payable and accrued liabilities	$3,803	$4,088
Capitalized stock-based compensation	$5,693	$2,450
Leasehold improvements paid by landlord	$—	$7,406

Non-GAAP Financial Measures
We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. We believe that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies.
Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include:
•adjusted EBITDA excludes interest (income) expense and other (income) expense, net, as these items are not components of our core business;
•adjusted EBITDA does not reflect our tax provision (benefit), which may increase or decrease cash available to us;
•adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future;
•adjusted EBITDA excludes the non-cash expense of stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business; and
•free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments.
Adjusted EBITDA
We define adjusted EBITDA as net income (loss) excluding interest (income) expense, other (income) expense, net, provision (benefit) for income taxes, depreciation and amortization, and stock-based compensation expense. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented:

	For the Three Months Ended		For the Fiscal Year Ended
(in thousands)	July 31, 2021	August 1, 2020	July 31, 2021	August 1, 2020
Net income (loss)	$21,468	$(44,467)	$(8,876)	$(67,117)
Add (deduct):
Interest (income) expense	(363)	(1,033)	(2,610)	(5,535)
Other (income) expense, net	449	162	366	1,593
Provision (benefit) for income taxes	(812)	31,071	(52,241)	19,395
Depreciation and amortization	7,438	6,004	27,610	22,562
Stock-based compensation expense	27,210	20,055	100,696	67,530
Adjusted EBITDA	$55,390	$11,792	$64,945	$38,428

Free Cash Flow
We define free cash flow as cash flows provided by (used in) operating activities reduced by purchases of property and equipment that are included in cash flows provided by (used in) investing activities. The following table presents a reconciliation of cash flows provided by (used in) operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented:

	For the Fiscal Year Ended
(in thousands)	July 31, 2021	August 1, 2020
Free cash flow reconciliation:
Cash flows provided by (used in) operating activities	$(15,675)	$42,877
Deduct:
Purchases of property and equipment	(35,256)	(30,207)
Free cash flow	$(50,931)	$12,670
Cash flows provided by (used in) investing activities	$39,093	$(70,461)
Cash flows provided by (used in) financing activities	$(38,885)	$(1,435)
Operating Metrics

	July 31, 2021	May 1, 2021	January 31, 2021	October 31, 2020	August 1, 2020
Active clients (in thousands)	4,165	4,107	3,873	3,763	3,522
Net revenue per active client(1)	$505	$481	$467	$467	$486

(1) Fiscal year 2019 was a 53-week year, with the extra week occurring in the quarter ended August 3, 2019. Therefore, net revenue per active client for the quarter ended May 2, 2020, includes the impact of the extra week of revenue.
Active Clients
We define an active client as a client who checked out a Fix or was shipped an item using our direct-buy functionality, “Freestyle,” in the preceding 52 weeks, measured as of the last day of that period. A client checks out a Fix when she indicates what items she is keeping through our mobile application or on our website. We consider each Men’s, Women’s, or Kids account as a client, even if they share the same household.
Net Revenue per Active Client
We calculate net revenue per active client based on net revenue over the preceding four fiscal quarters divided by the number of active clients, measured as of the last day of the period.

IR Contact: ir@stitchfix.com	PR Contact: media@stitchfix.com